UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   January 29, 2009
                                                         --------------------


                              JACK IN THE BOX INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                 95-2698708
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File         (I.R.S. Employer
      of incorporation)              Number)          Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                       92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS
              ------------

During the time since Jack in the Box Inc. issued its proxy materials with respect to the Annual Meeting of Stockholders to be held on February 13, 2009, RiskMetrics Group inquired about the Company's intent to make tax gross-up payments in the future and about the details of a relocation payment made to the Company's Senior Vice President, General Counsel and Secretary, Phillip H. Rudolph. The following information is provided to clarify the Company's intent regarding tax gross-up payments and to amplify the details of the relocation payment.

Jack in the Box Inc. has changed its compensation practice to eliminate future tax gross-up payments in connection with perquisites provided to executive officers, except with respect to standard relocation benefits and spousal travel for certain company-sponsored events.

Of the total $372,088 in "Other" compensation earned by Senior Vice President, General Counsel and Corporate Secretary Phillip H. Rudolph in fiscal 2008, $189,000 related to the loss on the sale of Mr. Rudolph's prior home. Mr. Rudolph's home had been listed for approximately 300 days at the time of its sale. The Compensation Committee approved this payment in order to reduce the financial burden of Mr. Rudolph's relocation to the San Diego area. The Company did not provide Mr. Rudolph with a signing bonus or employment contract for joining the Company.

The Company's relocation benefits do not routinely provide for reimbursement of losses in connection with the sale of a home. However, given the decline in the housing market over the past year, in a few circumstances, the Company has deemed such reimbursements to be a practical necessity in attracting talent. In addition to Mr. Rudolph, three other non-officer employees of the Company were provided with such reimbursements in order to reduce the financial burden of relocating to its San Diego headquarters. The Company will continue to evaluate the necessity of providing such reimbursements on a case-by-case basis in the future.



                                                   SIGNATURES
                                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   JACK IN THE BOX INC.
                                           By:     JERRY P. REBEL
                                                   --------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)
                                                   Date: Jan. 29, 2009